Exhibit 10.2

MEDIA DUE BILL

Certificate Number:  5291

For value received, Global Media Fund, LLC (GMF) hereby irrevocably guarantees to pay to the order of

MOSAIC NUTRICEUTICALS CORP

One Million Dollars ($1,000,000)

as amended

in print and/or radio advertising credits (“Advertising Credit”) in accordance with the following conditions and restrictions:

1.               Guarantee. This non-cancelable Media Due Bill, represents GMF’s irrevocable guarantee to provide Advertising Credit services upon demand for five (5) years from the date of issuance, provided Client is in compliance with any and all funds and/or payments owed to GMF.

2.               Advertising Credits. Advertising credits shall consist of any combination of newspaper, Internet and radio features. Media advertising as defined herein, is subject to creative content and distribution through GMF’s normal means of production and distribution as well as standard media agency buying fees due at time of redemption. The delivery of content to the media is done on a case-by-case basis. GMF reserves the right to reject any advertising that does not meet GMF’s high standards for editorial and advertising content. The value of the Advertising Credit provided under this Media Due Bill shall be consistent with national average advertising rate structures and production costs.

3.               Rate Card. Rate Card herein refers to the national average published rate for a given media advertising product.

4.               The laws of the state of Virginia shall govern this Media Due Bill.

This Media Due Bill may not be assigned, sold, transferred or hypothecated by Client, either in whole or in part unless agreed upon written approval is obtained in advance from both parties.

ACCEPTED BY:

AGREED TO:		Client: Mosaic Nutriceuticals Corp

Global Media Fund, LLC		Signature:	/s/ Charles Townsend

Signature:	/s/ Don L Rose	Print Name:	Charles Townsend

Don L Rose - President		Date:	Apr 8, 2005

Date:	4/8/2005	Street Address:		1502 San Antone

7777 Leesburg Pike, 3rd Floor		City, State, Zip:		Lewisville, TX 75077

Falls Church, VA 22043		Phone:	469-556-2986	Fax:	214-447-9235